UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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Filed by a Party other than the Registrant [ ]

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

CORNING INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CORNING INCORPORATED ATTN: LINDA E. JOLLY ONE RIVERFRONT PLAZA, HQ E2-10 CORNING, NY 14831	Your Vote Counts! CORNING INCORPORATED 2021 Annual Meeting Vote by April 28, 2021 11:59 PM ET. For shares held in a Plan, vote by April 26, 2021 11:59 PM ET.

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You invested in CORNING INCORPORATED and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 29, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 15, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* April 29, 2021 12:00 p.m. Eastern Time

Virtually at: www.virtualshareholdermeeting.com/GLW2021

*Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	Donald W. Blair	For
1b.	Leslie A. Brun	For
1c.	Stephanie A. Burns	For
1d.	Richard T. Clark	For
1e.	Robert F. Cummings, Jr.	For
1f.	Roger W. Ferguson, Jr.	For
1g.	Deborah A. Henretta	For
1h.	Daniel P. Huttenlocher	For
1i.	Kurt M. Landgraf	For
1j.	Kevin J. Martin	For
1k.	Deborah D. Rieman	For
1l.	Hansel E. Tookes, II	For
1m.	Wendell P. Weeks	For
1n.	Mark S. Wrighton	For
2.	Advisory approval of our executive compensation (Say on Pay).	For
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.	For
4.	Approval of our 2021 Long-Term Incentive Plan.	For
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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